                                                                   Exhibit 8.1

                             LIST OF SUBSIDIARIES OF QUEBECOR MEDIA INC.

         Company Name                   Jurisdiction               Business Names

Quebecor Media inc.                        Quebec             - Allure
(incorporated under the laws of                               - Almanach de l'Auto
the Province of Quebec)                                       - Beautemag
                                                              - Boutique Quebecor
                                                              - Brome County News
                                                              - Cablevision et Dessin
                                                              - Cahier Energie
                                                              - Club Video Premieres Loges
                                                              - Club Video Premieres Loges et Dessin
                                                              - DIL International
                                                              - DIL Multimedia
                                                              - DIL Panorama Education
                                                              - DIL Quebecor Multimedia
                                                              - Division Equicentre
                                                              - Division Immeubles SURO
                                                              - Division TVI
                                                              - Division Videotron Communications
                                                              - Division Videotron Systemes
                                                              - Division Videoway Communications
                                                              - Division Videoway Technologies
                                                              - Donocor
                                                              - Echos Vedette Le No 1 des Hebdos Artistiques
                                                              - Editions Mussex
                                                              - ETCO Photo
                                                              - Femina
                                                              - Groupe de Presse Dynamique
                                                              - L'Avantage du Choix
                                                              - Le Charlevoisien
                                                              - Le Guide de la Mariee
                                                              - Le Journal de Montreal (dessin)
                                                              - Le Journal de Quebec (dessin)
                                                              - Le Livre Bleu du Monde Judiciaire (dessin)
                                                              - Les Livres Populaires
                                                              - Les Piliers du Quebec
                                                              - Marcotte Club Multi-Points
                                                              - Meritas
                                                              - Mon Quartier
                                                              - Montreal Daily News
                                                              - Musicor
                                                              - Mussex Publishing

         Company Name                   Jurisdiction               Business Names

                                                              - Photo Camelot
                                                              - Plamondon, Borgia & Associes
                                                              - Poly Concept
                                                              - Polyconcept
                                                              - Polyvideo
                                                              - Progres de Magog
                                                              - Publication Quebecor
                                                              - Q & Dessin (Logo Communications Quebecor inc.)
                                                              - Quebec-Livres
                                                              - Renovation Bricolage (dessin)
                                                              - Sel et Poivre
                                                              - Systeme Videotron
                                                              - Telecable Videotron
                                                              - Telecable Videotron et dessin
                                                              - Tele-Radiomonde
                                                              - The Winnipeg Sun
                                                              - Triangle et Dessin
                                                              - Tuxedo
                                                              - Tuxedo (dessin)
                                                              - TVI & Dessin
                                                              - Videotron Communications
                                                              - Vivre

Bowes Publishers Limited                      Alberta         - Airdrie Echo
(incorporated under the laws of                               - Banff Crag & Canyon
the Province of British Columbia)                             - Barrhead Leader
                                                              - Bashaw Star
                                                              - Bassano Times
                                                              - Bastor Advance Thurs
                                                              - Beacerlodge Advertiser
                                                              - Beaumont La Nouvelle
                                                              - Bonnyville Nouvelle
                                                              - Bow Island Commentator
                                                              - Brooks Bulletin
                                                              - Calgary Rural Times
                                                              - Canmore Leader
                                                              - Central Alberta Farmer
                                                              - Cochrane this Week
                                                              - Cochrane Times
                                                              - Consort Enterprise
                                                              - Coronation Review
                                                              - Crowsnest Pass Promoter
                                                              - Daily Herald -- Tribune
                                                              - Didsbury Review
                                                              - Drumheller Mail
                                                              - Eckville Echo
                                                              - Edmonton Examiner
                                                              - Edson Leader

         Company Name                   Jurisdiction               Business Names

                                                              - Elk Point Review
                                                              - Falher Smoky River Express
                                                              - Fort McMurray Express
                                                              - Fort McMurray Today
                                                              - Fort Saskatchewan Record
                                                              - Fort Saskatchewan This Week
                                                              - Fort Vermillion Pioneer
                                                              - Fox Creek News
                                                              - Grand Trunk Poplar Press
                                                              - Grande Cache Mountaineer
                                                              - Grande Prairie -- Daily Herald-Tribune
                                                              - Grimshaw Mile Zero
                                                              - High Level Echo
                                                              - High Prairie South Peace News
                                                              - Innisfail Booster
                                                              - Innisfail Province
                                                              - Inuvik Drum
                                                              - Jasper Booster
                                                              - Lac La Biche Post
                                                              - Lacrete Northern Pioneer
                                                              - Lethbridge Herald
                                                              - Lloydminster Meridian Booster
                                                              - Manning Banner Post
                                                              - Medicine Hat News
                                                              - Morinville Mirror
                                                              - N.W.T. News North
                                                              - Netmar Systems
                                                              - Okotoks Western Wheel
                                                              - Olds Albertan
                                                              - Oyen Echo
                                                              - Peace Country Farm Life
                                                              - Peace Country Farmer
                                                              - Pennysaver
                                                              - Pennysaver Lifestyle Publications
                                                              - Pincher Creek Echo
                                                              - Pincher Creek Echo
                                                              - Ponoka News Advertiser
                                                              - Provost News
                                                              - Red Deer Advocate
                                                              - Redwater Tribune
                                                              - Representative
                                                              - Rimbey Review
                                                              - Rocky Mountain House
                                                              - Rocky View Times
                                                              - Rockyview Times & Aridrie Echo
                                                              - Rycroft Central Peace Signal
                                                              - Saint City News


         Company Name                   Jurisdiction               Business Names

                                                              - Sedgewick Community Press
                                                              - Sherwood Park News
                                                              - Slave Lake Lakeside Leader
                                                              - Smoky Lake Signal
                                                              - Spruce Grove Examiner
                                                              - Spruce Grove This Week
                                                              - St. Albert Gazette
                                                              - St. Albert This Week
                                                              - St. Paul Journal
                                                              - Stettler Independent
                                                              - Stony Plain Reporter
                                                              - Stony Plain This Week
                                                              - Strathcona County This Week
                                                              - Strathmore Standard
                                                              - Summit Up
                                                              - Sundre Round Up
                                                              - Swan Hills Grizzly Gazette
                                                              - Sylvan Lake News
                                                              - Taber Times
                                                              - Targetlink
                                                              - The Canadian
                                                              - The Hanna Herald
                                                              - The High River Times
                                                              - The Hinton Parklander
                                                              - The Lacombe Globe
                                                              - The Nanton News
                                                              - The Talking Newspaper
                                                              - The Vermilion Standard
                                                              - Today's Choice
                                                              - Toefield Mercury
                                                              - Towne & Country
                                                              - Tree Hills Capital
                                                              - Valleyview Valley Views
                                                              - Vegreville News Adviertiser
                                                              - Vegreville Observer
                                                              - Viking Weekly Review
                                                              - Vulcan Advocate
                                                              - Wainwright Star Chronicle
                                                              - Webco Publications
                                                              - Western Dairy Farmer Quarterly
                                                              - Western Review
                                                              - Westlock News
                                                              - Wetaskiwin Times-Advertiser
                                                              - Whitecourt Star
                                                              - Yellowknife Yellowknifer

                                         British Columbia     - 100 Mile House Free Press
                                                              - Abbotsford News
                                                              - Burnaby / New West News Leader


         Company Name                   Jurisdiction               Business Names

                                                              - Chetwynd Echo
                                                              - Chiliwack Progress
                                                              - Clearwater North Thompson Times
                                                              - Dawson Creek Mirror
                                                              - Ekl Valley Miner
                                                              - Fernie Valley Extra
                                                              - Fort Nelson News
                                                              - Hope Standard
                                                              - Kamloops This Week
                                                              - Kelowna Capital News
                                                              - Langley Times
                                                              - Lillooet Bridget River News
                                                              - Maple Ridge / Pitt Meadows News
                                                              - Merritt Herald
                                                              - Nakusp Arrow Lake News
                                                              - Peachland Bulletin
                                                              - Prince George Citizen
                                                              - Prince George This Week
                                                              - Quesnel Cariboo Observer
                                                              - Richmond Review Squamish Chief
                                                              - Surrey Peace Arch News
                                                              - The Review
                                                              - The Star
                                                              - The Times Review
                                                              - The Valley Echo
                                                              - Tri City News
                                                              - Tumbler Ridge Observer
                                                              - Valemont Valley Sentinel
                                                              - Vancouver Sun
                                                              - Vernon Morning Star
                                                              - Western News Advisor
                                                              - Whistler Question

                                            Manitoba          - Agri-Views
                                                              - Beausejour Review
                                                              - Carmen Valley Leader
                                                              - Daily Miner and News
                                                              - Daily Miner and News (Kenora)
                                                              - Interlake Publishing
                                                              - Lac du Bonnet Leader
                                                              - On The Road
                                                              - Portage Daily Graphic
                                                              - Portage Herald Leader Press
                                                              - Portage la Prairie Daily Graphic
                                                              - Red River Valley Echo
                                                              - Saturday Miner and News
                                                              - Shop Winkler
                                                              - The Agri Times


         Company Name                   Jurisdiction               Business Names

                                                              - The Carmen Times
                                                              - The Dufferin Leader
                                                              - The Holidayer
                                                              - The Interlake Spectator
                                                              - The Morden Times
                                                              - The Selkirk Journal
                                                              - The Springfield Leader
                                                              - The Stonewall Argus and Teulon Times
                                                              - The Valley Leader
                                                              - The Winkler Times
                                                              - Town & Country Shopper

                                             Ontario          - Amherstburg Echo
                                                              - Belleville Shoppers Market
                                                              - BNN (Bowes Newspaper Network)
                                                              - Bothwell Spirit
                                                              - Brantford Pennysaver
                                                              - Brockville Recorder and Times
                                                              - Business Times
                                                              - Business Trends
                                                              - Canadian Antique Power
                                                              - Channels
                                                              - Chatham Farm Market
                                                              - Chatham Pennysaver
                                                              - Chatham This Week
                                                              - Clinton News Record
                                                              - Equip-Pic
                                                              - Falling Prices
                                                              - Family Book
                                                              - Farm Business Journal
                                                              - Farm Market -- Essex
                                                              - Farm Market -- Kent
                                                              - Farm Market -- Lambton
                                                              - Food Fixings and Fitness
                                                              - Goderich Focus
                                                              - Goderich Signal Star
                                                              - Golf Preview Magazine
                                                              - Guelph Mercury this Week
                                                              - Guelph Pennysaver
                                                              - Hearst Director
                                                              - Holidayer
                                                              - Impact on Brampton
                                                              - Kapuskasing Director
                                                              - Kapuskasing Northern Times
                                                              - Ketchener / Waterloo / Cambridge Pennysaver
                                                              - Kincardine News
                                                              - Lakeshore Advance


         Company Name                   Jurisdiction               Business Names

                                                              - Leamington Post
                                                              - Leamington Shopper
                                                              - Leisure Life
                                                              - Leisure Life Magazine
                                                              - Local Focus
                                                              - London City Life
                                                              - Lucknow Sentinel
                                                              - Mitchell Advocate
                                                              - Ontario Beef Farmer
                                                              - Ontario Dairy Farmer
                                                              - Ontario Farmer
                                                              - Ontario Farmer Daily
                                                              - Ontario Hog Farmer
                                                              - Ontario Poultry Farmer
                                                              - Our Community
                                                              - Paris Star
                                                              - Port Elgin Shoreline News
                                                              - Prime Time TV Guide
                                                              - Pulse
                                                              - Real Estate Report
                                                              - Sarcia This Week
                                                              - Saturday Miner and News
                                                              - Seaforth Huron Expositor
                                                              - Southshore Visitor Guide
                                                              - St. Thomas Elgin County Market
                                                              - St. Thomas Times Journal
                                                              - Stratford Beacon Herald
                                                              - Strathroy Age Dispatch
                                                              - Stuff To Do
                                                              - The Age Dispatch Focus
                                                              - The Beacon Herald
                                                              - The Brant Free Press
                                                              - The Extra
                                                              - The Wiarton Echo
                                                              - This Week in Real Estate
                                                              - Timmins Times
                                                              - Toronto West Pannysaver
                                                              - Trees & Us
                                                              - Visions
                                                              - Wallaceburg Courier Press
                                                              - Welcome to Lakeshore Villages
                                                              - Well Being
                                                              - West Elgin Chronicle
                                                              - West Lorne Chronicles
                                                              - Windsor Pennysaver

                                           Saskatchewan       - Assiniboia Times
                                                              - Biggar Independent
                                                              - Carlyle Observer


         Company Name                   Jurisdiction               Business Names

                                                              - Cut Knife Highway 40 Courier
                                                              - Estevan Mercury
                                                              - Home Direct Advertising
                                                              - Kerrobert Citizen
                                                              - Kindersley Clarion
                                                              - Kipling Citizen
                                                              - Macklin Mirror
                                                              - Maidstone Mirror
                                                              - Maple Creek News
                                                              - Melville Advance
                                                              - Nipawin N.E. Region Community Booster
                                                              - North Battleford News Optimist
                                                              - North Battleford Telegraph
                                                              - Prince Albert Daily Herald
                                                              - Regina Leader Post
                                                              - Rorkton This Week
                                                              - Rosetown Eagle
                                                              - Rosthern Sask Valley News
                                                              - Saskatoon Star Phoenix
                                                              - Swift Current Booster
                                                              - Swift Current Southwest Booster
                                                              - Tisdale Recorder
                                                              - Turtleford Northwest Neighbors
                                                              - Unity Northwest Herald
                                                              - Wakaw Recorder
                                                              - West Central Crossroads Yorkton Review
                                                              - Weyburn Review
                                                              - Wilkie Press

CF Cable TV inc.                                N/A              N/A
(incorporated under the laws of
the Province of British Columbia)

Sun Media Corporation                          Alberta        - Calgary Sun Commercial Print Division
(incorporated under the laws of                               - Calgary Sun Distribution
the Province of British Columbia)                             - The Calgary Sun
                                                              - The Edmonton Sun

                                           British Columbia   - The Edmonton Sun
                                                              - The Financial Post Company
                                                              - The Sun
                                                              - The Toronto Sun

                                              Manitoba        - Access America
                                                              - Access America Magazine
                                                              - Canadian Food Store Operators & Wholesalers
                                                              - Friday Plus
                                                              - Fyiwinnipeg.com
                                                              - Gold Book: Car Data Guide


         Company Name                   Jurisdiction               Business Names

                                                              - Gold Book: Motorcycle / ATV Data & Value Guide
                                                              - Gold Book: Older Vehicle Value Guide
                                                              - Gold Book: Snowmobile Data & Value Guide
                                                              - Gold Book: Truck Data Guide
                                                              - Gold Book: Used Vehicle Value Guide
                                                              - Search for Gold
                                                              - Sunday Magazine
                                                              - The Winnipeg Sun
                                                              - The Winnipeg Sun Commercial Print Division
                                                              - Trade & Commerce Magazine
                                                              - Trade & Commerce Magazine
                                                              - TV Magazine
                                                              - Typart
                                                              - Winnipeg Magazine

                                           New Brunswick      - L'Aviron

                                             Ontario          - London Free Press
                                                              - London Pennysaver
                                                              - London this Week
                                                              - Ottawa Sun Commercial Printing
                                                              - Ottawa Sun Distribution
                                                              - The Ottawa Pennysaver
                                                              - The Ottawa Sun

                                              Quebec          - 888-8888
                                                              - Actualites d'Asbestos
                                                              - Avant Poste
                                                              - Beauce Media / La Vallee de la Chaudiere
                                                              - Beauce Media-Chaudiere
                                                              - Ca Vend Vite !
                                                              - Ca Vend Vite ! Vite ! Vite !
                                                              - Communications Sanford Evans
                                                              - D.B.P.
                                                              - Distribution Courtemanche et Fils
                                                              - Distribution Publicitaire de Beauce
                                                              - Distribution R.D.C. Enr.
                                                              - Distributions J.C.
                                                              - Eastview Regional
                                                              - Echo d'Abitibi-Ouest
                                                              - Echo-Nomie
                                                              - Eclaireur -- Progres du Samedi
                                                              - Edition Belcor
                                                              - Editions Celcius
                                                              - Editions de l'Est


         Company Name                   Jurisdiction               Business Names

                                                              - Editions de l'Estrie
                                                              - Editions du Nord-Ouest
                                                              - Editions du Peuple
                                                              - Editions Laurentiennes
                                                              - Editions Orford
                                                              - Editions Trancel
                                                              - Fax Services
                                                              - Grand Journal Illustre
                                                              - Hebdo de Portneuf
                                                              - Hebdo Regional de Beauce
                                                              - Hebdo Vedettes
                                                              - Imprimerie du Reveil
                                                              - Imprimerie La Frontiere
                                                              - Imprimerie Le Reveil
                                                              - Imprimerie Rive-Nord Media
                                                              - Infaubaines
                                                              - JDEM.com
                                                              - jdeq.com
                                                              - Jouez a Cash-Cash
                                                              - Journal du Nord-Ouest
                                                              - Journal Habitestrie
                                                              - journaldemontral.com
                                                              - journaldequebec.com
                                                              - journal-de-quebec.com
                                                              - journaldequebec.qc.ca
                                                              - journal-de-quebec.qc.ca
                                                              - Journalmontreal.com
                                                              - journalmtl.com
                                                              - L'Acces
                                                              - L'Accomodeur
                                                              - L'Atelier Graphique des Laurentides
                                                              - L'Echo
                                                              - L'Echo Abitibien
                                                              - L'Echo d'Amos
                                                              - L'Echo de la Baie
                                                              - L'Echo de la Baie James
                                                              - L'Echo de la Lievre
                                                              - L'Echo de Malartic
                                                              - L'Echo du Nord
                                                              - L'Eclaireur Progres / Beauce Nouvelle
                                                              - L'Estrien Regional
                                                              - L'Etoile de la Vallee
                                                              - L'Ile
                                                              - L'Information
                                                              - L'Information du Nord


         Company Name                   Jurisdiction               Business Names

                                                              - L'Information du Nord l'Annonciation
                                                              - L'Information du Nord Le Sommet (Ste-Agathe)
                                                              - L'Information du Nord St-Jovite
                                                              - L'Information Mont-Joli
                                                              - La Frontiere
                                                              - La Gazette d'Amqui
                                                              - La Sentinelle de Chibougamau
                                                              - La Voix du Dimanche
                                                              - La Voix Gaspesienne
                                                              - Le Bas St-Laurent
                                                              - Le Casier Vocal
                                                              - Le Choix du Citoyen
                                                              - Le Citoyen d'Harricana
                                                              - Le Citoyen de la Vallee de l'Or
                                                              - Le Citoyen de Lasarre
                                                              - Le Citoyen de Rouyn
                                                              - Le Grand Journal
                                                              - Le Guide du Jardinage
                                                              - Le Havre
                                                              - Le Journal de l'Auto
                                                              - Le Journal de Montreal
                                                              - Le Journal de Quebec
                                                              - Le Journal des Courtiers
                                                              - Le Journal des Pays d'en Haut
                                                              - Le Journal l'Exclusif
                                                              - Le Journal Les Cantons
                                                              - Le Journal Votre Argent
                                                              - Le Martinet
                                                              - Le Metropolitain
                                                              - Le Mirabel
                                                              - Le Nord-Est
                                                              - Le Nord-Est Plus
                                                              - Le Nordic
                                                              - Le Nordic de Sept-Iles
                                                              - Le Nouveau Samedi
                                                              - Le Peuble Lotbiniere
                                                              - Le Peuple de la Cote-du-Sud
                                                              - Le Peuple Tribune
                                                              - Le Pharillon
                                                              - Le Point
                                                              - Le Point Lac St-Jean Est
                                                              - Le Pont
                                                              - Le Postillon
                                                              - Le Publications Quebecor Le Nordais
                                                              - Le Publi-Journal


         Company Name                   Jurisdiction               Business Names

                                                              - Le Radissonien
                                                              - Le Regional de l'Est
                                                              - Le Regional Plus
                                                              - Le Reveil Chicoutimi
                                                              - Le Reveil Jonquiere
                                                              - Le Reveil La Baie
                                                              - Le Rimouskois
                                                              - Le Riverain
                                                              - Le Samedi
                                                              - Le Soleil d'Orford
                                                              - Le St-Laurent / Portage
                                                              - Le Tour de l'Ile
                                                              - Le Transgaspesien
                                                              - Le Voisin
                                                              - lejournal.com
                                                              - Lejournaldemontreal.com
                                                              - le-journal-de-quebec.com
                                                              - lejournaldequebec.qc.ca
                                                              - le-journal-de-quebec.qc.ca
                                                              - Les Actualites
                                                              - Les Adresses du Design du Quebec
                                                              - Les Annonceurs
                                                              - Les Editions Chaudet
                                                              - Les Editions du Reveil
                                                              - Les Editions Quatre
                                                              - Les Messageries du St-Laurent
                                                              - Les Messageries Orford
                                                              - Les Publications du Nord-Ouest
                                                              - Les Publications Laurentiennes
                                                              - Les Publications Le Peuples
                                                              - Librairie Le Reveil
                                                              - Litho Repro Mtl
                                                              - Loto-Revanche
                                                              - Mannequin d'un Jour
                                                              - Mediadirect
                                                              - Meli-Melo
                                                              - Messageries Dynamiques
                                                              - Messageries Laurentiennes
                                                              - Mon Quartier
                                                              - Montreal Metropolitain
                                                              - Montreal Metropolitain, Le Quotidien Gratuit des Gens d'Ici
                                                              - Montreal News
                                                              - Montreal Tribune
                                                              - montrealjournal.com
                                                              - MPE Conseil
                                                              - Multicom


         Company Name                   Jurisdiction               Business Names

                                                              - Nationcor Distribution
                                                              - Nouvelles Illustrees
                                                              - Objectif Plein-Jour
                                                              - Peuple Cote-Sud
                                                              - Plein Jour en Haute Cote-Nord
                                                              - Plein-Jour sur Charlevoix
                                                              - Plein-Jour sur la Manicouagan
                                                              - Progres Echos Dimanche
                                                              - Promo Services / Le Nordic Sept-Iles
                                                              - Promo-Sac
                                                              - Quebec
                                                              - Quebec design
                                                              - Quebec-Listes
                                                              - Quebecor Distribution
                                                              - Quebecor Informatique
                                                              - Quebecor Ventes Media
                                                              - Repcor Media
                                                              - Rive-Nord Medias
                                                              - Rouyn-Noranda Press
                                                              - Services aux Editeurs
                                                              - Sunday Express
                                                              - The Montreal Herald
                                                              - The Shopping Bag
                                                              - Theme, Promotion et Idees Publicitaires
                                                              - Vision
                                                              - Vision Rurale
                                                              - Vos Finances

                                           Saskatchewan       - The Edmonton Sun

Videotron Ltee                                Quebec          - Cablestock
(Incorporated under the Laws of                               - Canal Club
the Province of Quebec)                                       - Clopin Clopine Clob
                                                              - Club Multi-Points
                                                              - Club Multi-Points & Dessin
                                                              - Club Videotron
                                                              - Crocomath
                                                              - Dessin d'un cube
                                                              - Gobe.Points
                                                              - Groupe Videotron
                                                              - Info-Sports
                                                              - L'Encan Sablier
                                                              - L'Exclusif
                                                              - Les Branches
                                                              - Multi-Points
                                                              - Tac-O-Tac
                                                              - Techni-Conseils
                                                              - Tele-Achat


         Company Name                   Jurisdiction               Business Names

                                                              - Tele-Carriere & Protections
                                                              - Tele-Guichet
                                                              - Tele-Immeuble
                                                              - Tele-Rencontres
                                                              - Tele-Voyage
                                                              - Triangle et Dessin
                                                              - Valeur Plus
                                                              - Videoclic
                                                              - Videotron
                                                              - Videotron Plus
                                                              - Videoway
                                                              - Videoway et Dessin
                                                              - Ad Lib

Groupe TVA inc.                                Quebec         - Aspeba Musique
(Incorporated under the Laws of                               - Astral Musique Publications et sa Version Astral Music Publications
the Province of Quebec)                                       - Centre de Montage Electronique
                                                              - CFCM-TV
                                                              - CFCM-TV -- Tele 4
                                                              - CFER-TV
                                                              - CFER-TV -- Canal 11
                                                              - CFTM
                                                              - CFTM-TV
                                                              - CHEM-TV
                                                              - CHEM-TV -- Canal 8
                                                              - CHLT -- Tele 7
                                                              - CHLT-TV
                                                              - Chop Suey
                                                              - CJPM-TV
                                                              - CJPM-TV -- Canal 6
                                                              - Club TVAchats
                                                              - CME
                                                              - Drole de Video
                                                              - Editions Tele-Son
                                                              - Editions TM
                                                              - Fort Boyard
                                                              - Groupe Techner
                                                              - Ici Montreal
                                                              - J.E.
                                                              - JET 7
                                                              - Jeunesse d'Aujourd'hui
                                                              - L'Evenement
                                                              - La Griffe d'Or
                                                              - La Promenade des Stars
                                                              - La Vie a Montreal
                                                              - LCN
                                                              - LE Canal Nouvelles TVA
                                                              - Le Match de la Vie


         Company Name                   Jurisdiction               Business Names

                                                              - Le Reseau de Television TVA
                                                              - Le Reseau TVA
                                                              - Le TVA
                                                              - Les Ateliers Scenographiques TVA
                                                              - Les Editions du 7e Art
                                                              - Les Editions Montpellier
                                                              - Les Editions TM
                                                              - Les Films TVA
                                                              - Les Grands Romans
                                                              - Lys d'Or
                                                              - Montpellier Publications
                                                              - Salut Bonjour
                                                              - Sonolab
                                                              - Sport Magazine
                                                              - Star Plus
                                                              - Studio Arcade
                                                              - Studio Image
                                                              - Tele 4
                                                              - Tele 7
                                                              - Tele 8
                                                              - Tele-Metropole
                                                              - Tele-Metropole inc. -- Studio Arcade
                                                              - Tele-Metropole inc. (Division Sonolab)
                                                              - Tele-Metropole inc. (Division Studio St-Charles)
                                                              - TM
                                                              - TVA
                                                              - TVA Direct
                                                              - TVA Editions
                                                              - TVA Films
                                                              - TVA Interaction
                                                              - TVA International
                                                              - TVA Magazines
                                                              - TVA Publications
                                                              - TVA Regional
                                                              - TVA Ventes et Marketing
                                                              - Video Rock Detente

Groupe Archambault inc.                     Quebec            - Alliance
(Incorporated under the Laws of                               - Archambault
Canada)                                                       - Archambault Musique
                                                              - Archambault, La Plus Grande Maison de Musique et Livres au Quebec
                                                              - Archambault.ca
                                                              - Camelot
                                                              - Camelot-Info


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
         Company Name                   Jurisdiction               Business Names

                                                              - Distribution GAM / GAM Distribution
                                                              - Distribution Musicor
                                                              - Distribution Select
                                                              - Distribution Select
                                                              - Distribution Select (dessin) Marque de Commerce
                                                              - Distribution Select, Musicor et Musicor Video
                                                              - Distribution Trans-Canada
                                                              - Girafe
                                                              - Globe Musique
                                                              - Groupe Archambault
                                                              - Kebec-Disques
                                                              - Librairie Paragraphe
                                                              - Musicor / GAM
                                                              - Musicor / GAM Video
                                                              - Musique d'Auteuil
                                                              - One-Stop
                                                              - Paragraph
                                                              - Paragraph Bookstore
                                                              - Paragraphe
                                                              - Parallele (dessin)
                                                              - Polysons
                                                              - Polysons (dessin)
                                                              - Select (Marque de Commerce)
                                                              - Trans-Canada
                                                              - Trans-Canada Disques
                                                              - Trema

Le SuperClub Videotron                       Quebec           - Le SuperClub Videotron
ltee                                                          - Le SuperClub Videotron & Dessin
(Incorporated under the Laws of                               - Le SuperClub Videotron & Dessin (mot)
the Province of Quebec)                                       - Triangle & Dessin
                                                              - Video Nova
                                                              - Video Novatech
                                                              - Video Roma
                                                              - Videotron

Nurun inc.                                      N/A           - Magerian
(Incorporated under the Laws of                               - Nurun
Canada)                                                       - Recyc-Euro

Mindready Solutions inc.                        N/A              N/A
(Incorporated under the Laws of
Canada)

Netgraphe inc.                                  N/A           - Ados et Voyage
(Incorporated under the Laws of                               - Allpop
Canada)                                                       - Art de Vivre
                                                              - Autonet
                                                              - autonet.ca


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
         Company Name                   Jurisdiction               Business Names

                                                              - Canadian online Explorer
                                                              - Canoe
                                                              - Canoe Achat
                                                              - Canoe Network
                                                              - Canoe TV
                                                              - canoe.ca
                                                              - canoe.qc.ca
                                                              - C-Health
                                                              - Chrono Sports
                                                              - Classees Extra
                                                              - Classified Extra
                                                              - CNEWS
                                                              - Editions Jobboom
                                                              - FYI
                                                              - fyicalgary.com
                                                              - ICI
                                                              - Illico Achat
                                                              - Infinit
                                                              - Jam ! Showbiz
                                                              - Jobboom
                                                              - Jobboom, Formations
                                                              - Jobboom, le Magazine
                                                              - Jobboom, les Editions
                                                              - Jobboom, Recrutements
                                                              - jobboom.com
                                                              - La Toile du Quebec
                                                              - Le Leader d'Internet au Quebec
                                                              - Le Web Financier
                                                              - Les Editions Ma Carriere
                                                              - Lifewise
                                                              - Ma Carriere
                                                              - Ma Carriere, le Groupe de Recherche
                                                              - Maison Passion
                                                              - Match Contact
                                                              - matchcontact.com
                                                              - Megagiciel
                                                              - Multimedium
                                                              - Netgraphe
                                                              - Ratio Finances
                                                              - Recru-direct
                                                              - Reseau Contact
                                                              - reseaucontact.com
                                                              - Shop Canoe
                                                              - shop.canoe.ca
                                                              - Slam ! Sports
                                                              - Tempo Arts et Spectacles
                                                              - Toile


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
         Company Name                   Jurisdiction               Business Names

                                                              - Topo Info
                                                              - Travel
                                                              - Webfin
